SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2003

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Airpark Road	94458
Napa, California

(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits

Number	Exhibit

99.1	Press Release dated November 14, 2003.

Item 12.    Results of Operations and Financial Condition

On November 14, 2003, Senetek issued a press release. The full text of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2003	SENETEK PLC (Registrant)

	By:	/s/ Frank Massino
Name: Frank Massino Its: Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated November 14, 2003.